CACI Technologies, Inc.
607 Industrial Way West
Eatontown, NJ 07724

Purchase Order: C12-119758

Date Printed: 08/24/2011

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Ship To: **DROP SHIP**
SEE BELOW
FOR SHIP TO
INSTRUCTIONS.

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

A C K N O W L E D G M E N T R E Q U I R E D

This Firm Fixed Price Agreement is in accordance with the following:
Subcontract No.: C12-119758
Prime Contract No.: W15P7T-06-D-E402
Prime Delivery Order No.: 0060

DPAS RATING: DO-A7

QUOTE# 812011-1

CACI POC: MICHELE BOWES - 732-460-7828

*NO SOFTWARE LICENSES ARE TO BE ISSUED UNDER CACI'S NAME. PLEASE ISSUE TO THE FOLLOWING END USER:

KAILYN BLOOM - 443-861-2378
ABERDEEN PROVING GROUND
6003 COMBAT DRIVE
B2-133, POD 88
ABERDEEN;MD;21005

Tax Exempt PO - Please do not apply tax to the invoice. Tax Exempt Certificate can be provided upon request.

*CACI WILL NOT BE RESPONSIBLE FOR GOODS, DELIVERABLES OR SERVICES DELIVERED PRIOR TO THE ISSUANCE OF AN OFFICIAL AUTHORIZED AND EXECUTED PURCHASE ORDER.

Purchase Order number must appear on all invoices, packing lists and any other correspondence related to this award INCLUDING SHIPPING LABELS

***TO ENSURE FASTER PAYMENT: Send invoices to: Accountspayableinbox@caci.com. For payment questions, email: APCustomerSupport@caci.com

****Attached are the Federal Acquisition Regulation (FAR) clauses incorporated by reference

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST
1	570031 COGILITY MODELER WORKSTATION - PC 2 X $50,000.00 Vdr Part: CMW-PC Prime Contract #: W15P7T-06-D-E402 AOP: 5712-31 1.60.18739.40		LT	09/18/11 Req: PR0113539 07144.0060.00AM.22AG.CACI.MGMT	09/18/11	0.0000	0.0000	$100,000.00
2	570031 COGILITY DEPLOYMENT SERVER - B MODEL 2 X $295,000.00 Vdr Part: CDSA-B Prime Contract #: W15P7T-06-D-E402 AOP: 5712-31 1.60.08329.40		LT	09/18/11 Req: PR0113539 07144.0060.00AM.22AG.CACI.MGMT	09/18/11	0.0000	0.0000	$590,000.00
3	570031 TECHNICAL SUPPORT Prime Contract #: W15P7T-06-D-E402 AOP: 5712-31 1.60.08329.40		LT	09/18/11 Req: PR0113539 07144.0060.00AM.22AG.CACI.MGMT	09/18/11	0.0000	0.0000	$10,000.00

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THIS IS A FIRM FIXED PRICE (FFP) TYPE PURCHASE ORDER. Seller shall be paid the fixed unit prices specified herein for the item(s) and/or services listed. The PO Total Amt represents the total value of this order. The prices shall not be increased due to increases in labor and/or material costs. Unless otherwise provided herein, the price of the supplies/services include all applicable Federal, State, and Local taxes, customs duties, import fees of any kind, and shipping/delivery charges Additionally, any quantity or amounts in excess of those listed below or work performed in excess of the PO Total Amt shall be solely at seller's risk.

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THIS SUBCONTRACT/PURCHASE ORDER IS FOR COMMERCIAL GOODS AND/OR SERVICES IN ACCORDANCE WITH FAR PART 12.

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Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

THIS IS A PRIORITY-RATED ORDER CERTIFIED FOR NATIONAL DEFENSE USE, AND THE SELLER SHALL FOLLOW ALL REQUIREMENTS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700).

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CACI Terms and Conditions for Federal Projects (Commercial Items) (Rev. July, 2009)

SECTION A - DEFINITIONS

The following definitions apply unless otherwise specifically stated:

A-1 "Buyer" - CACI corporate entity shown on the face of the Purchase Order.
A-2 "Purchasing Representative" - Buyer's authorized representative.
A-3 "Seller" - Person or Organization named in the Agreement.
A-4 "Agreement" - Purchase Order and this contractual instrument, including changes.
A-5 "Customer" - Party contracting with Buyer.
A-6 "Prime Contract" - Customer contract under which this Agreement may be issued.

SECTION B - GENERAL CLAUSES

B-1 ACCEPTANCE. Acceptance of this Agreement is limited to the terms and conditions stated herein, and may be made by signature on the Purchase Order or partial or full performance hereunder. Any additions, deletions or differences in the terms proposed by the Seller are objected to and hereby rejected unless Buyer agrees in writing. This Agreement sets forth the entire understanding of the parties with respect to the subject matter, and is intended as a complete and exclusive statement of the agreement between the parties. No waiver or modification of any provision of the Agreement shall arise or be valid unless made in writing and duly executed by the Buyer's properly designated Purchasing Representative.

B-2 TAXES. Unless otherwise provided on the face of the Agreement, the prices appearing herein include all packaging, crating and Federal, State and Local taxes, and are firm for the delivery period shown.

B-3 CONFIDENTIAL INFORMATION. Seller agrees not to disclose or to make any use of data, designs, drawings, specifications, and other information furnished to it by the Buyer, except as required for the performance of this Agreement or required for the performance of any Government contract to which the Government has rights to the data, designs, drawings, specifications, and other relevant information. Seller further agrees that any required disclosure of such data, designs, drawings, specifications, and other information to others shall be made binding upon the recipient against use and further disclosure as set forth herein.

Seller agrees that such information, whether protected by copyright or trade secret, shall be protected through all reasonable means, including confidentiality, security measures, and prohibitions against use, disclosure, or copying other than for purposes of performance of this Agreement. The Seller will, at the least, use a standard of care consistent with the same level of effort it employs to avoid unauthorized use, disclosure, or dissemination of its own proprietary matters.

The obligations of this paragraph do not apply to (i) information that was or is made available to the public without restriction by the Buyer or a third party; (ii) information that was previously known to the Seller independent of any disclosure by Buyer; or (iii) information that was or is independently developed by the Seller.

Upon completion or termination of this Agreement, Seller shall return to Buyer on demand, all data, designs, drawings, specifications, and other information disclosed to Seller by Buyer, including copies made by Seller.

Any knowledge or information which Seller has disclosed or may hereafter disclose to Buyer in connection with the purchase of the goods, deliverables or services covered by this Agreement shall not, unless otherwise specifically agreed to in writing by Buyer, be deemed to be confidential or proprietary information, and shall be acquired free from any restrictions (other than a claim for patent infringement) as part of the consideration for this Agreement.

B-4 PAYMENT. Invoices shall be submitted to the address on the Purchase Order and shall be Net 30 Days and paid within thirty (30) days after receipt of invoice or acceptance of delivered items by the Buyer, whichever occurs later, unless otherwise stated in the Purchase Order. Any adjustments in Seller's invoices due to shortages, late delivery, rejections, or other failure to comply with the requirements of this Agreement may be made by Buyer before payment.

Invoicing prior to delivery and acceptance of the ordered goods is not authorized and may delay the payment by the rejection of your invoice.
B-5 PUBLIC RELEASES. Except as required by law or regulation, no news release, public announcement, or advertising material concerned with this Agreement shall be issued by

Order To: COGILITY SOFTWARE CORPORATION VN024121
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

Seller without prior written consent of Buyer.

B-6 DISPUTES.

(a) Any dispute that arises under or is related to this Purchase Order and which relates to a matter that gives Buyer recourse against the Federal Government under the prime contract or applicable law may be resolved, by agreement of the parties, in accordance with the Disputes clause of the prime contract as follows:

(1) Seller will give Buyer a fully supported written claim concerning any such dispute within one year after the claim accrues, but in no event later than final payment under this Purchase Order, or Seller shall be barred from any remedy for such claim;

(2) Seller will cooperate fully with Buyer in prosecuting any such dispute and will be bound by the outcome unless: (i) Buyer does not afford Seller a reasonable opportunity to participate in the resolution of the dispute, (ii) without Seller's written consent, Buyer settles or takes other action to prejudice Seller's rights concerning the dispute, or (iii) Buyer, having determined to discontinue its own prosecution of the dispute, does not afford Seller an opportunity to continue to prosecute the dispute in Buyer's name;

(3) If Buyer and Seller agree to prosecute Seller's claim under this subparagraph (b), for any such claim of more than $100,000, Seller shall submit with the claim a certification to Buyer and to the Contracting Officer that: (i) the claim is made in good faith, (ii) the supporting data are accurate and complete to the best of Seller's knowledge and belief, and (iii) the amount requested accurately reflects the contract adjustment for which Seller believes the Government is liable; furthermore, such certification shall be executed by a person duly authorized to bind Seller, and Seller shall indemnify and hold Buyer harmless from damages, judgments, costs (including reasonable attorney's fees), and other liabilities arising from any breach of such certification or any violation of Section 5 of the Contracts Disputes Act of 1978 (41 USC ? 604) or any violation of common law or statutory prohibitions against misrepresentations, fraud or false statements;

(4) Buyer and Seller will each bear their own costs of prosecuting any such dispute;

(5) If the parties do not agree to proceed in accordance with this paragraph, the dispute will be decided in accordance with subparagraph (b);

(6) Nothing in this Purchase Order grants Seller a direct right of action under the Disputes clause of the prime contract.

(b) Except as otherwise specifically provided in this Agreement, any dispute concerning a question of fact and/or law arising under this Agreement which is not settled by the parties shall be decided by a court of the Commonwealth of Virginia. However, if the issue in a dispute is not covered by Commonwealth of Virginia law or if there is a conflict between Commonwealth of Virginia law and Federal law, i.e., decisions of the Federal courts, regulations, and statutes, the Commonwealth of Virginia shall apply the Federal law. Pending settlement or final decision of any such dispute, Seller shall proceed diligently with the performance of this Agreement in accordance with the directions of the Buyer.

B-7 DEFENSE OF CLAIMS AND LITIGATION. In the event of any dispute or claim arising under the Prime Contract, or this Agreement implicating the Seller's performance or involving any matter arising therefrom, the Seller at its own cost shall cooperate in good faith, on a reasonable basis with the Buyer in connection with any such dispute or claim, including, without limitation, the conduct or defense of any litigation, arbitration or other dispute resolution procedure associated therewith. This duty of cooperation shall include, without limitation, making witnesses, documents and information available during discovery and/or litigation.

B-8 INSURANCE, INDEMNIFICATION, AND LIABILITY. Seller assumes the following risks: (1) all risks of loss of damage to all goods, deliverables, work in process, materials, and other things until the acceptance thereof as herein provided; (2) all risks of loss or damage to third persons and their property until the acceptance of all the goods or deliverables as herein provided; (3) all risks of loss or damage to any property received by Seller from or held by Seller or its supplier for the account of Buyer, until such property has been accepted by Buyer or its customer, as the case may be; and (4) all risks of loss or damage to any of the goods, deliverables or part thereof rejected by Buyer, from the time of shipment thereof to Seller until redelivery thereof to Buyer. Seller agrees to indemnify and save harmless the Buyer, its officers, agents and employees from and against any and all claims and liabilities (including expenses) for injury or death to persons, or loss of or damage to property, or fines and penalties which may result, in whole or in part, by reason of the buying, selling, or use of any of the goods, deliverables or services purchased or provided under this Agreement except to the extent that such damage is due solely and directly to the negligence of the Buyer.

Seller shall maintain insurance in at least the following amounts: (a) Comprehensive General Liability: $1,000,000 combined single limit per accident for bodily injury and property damage; (b) Automobile Insurance: $1,000,000 combined single limit per accident for bodily injury and property damage. Auto Liability coverage must be provided on a hired and non-owned basis if there are no company owned or leased vehicles; (c) Standard Workmen's Compensation and Employer's Liability Insurance: in the minimum amount of $100,000 or such greater amount as may be proper under applicable state or federal statutes. Seller shall furnish CACI certificates of such insurance prior to commencement of work. Upon Seller's failure thereof, CACI may obtain, at Seller's expense, the

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

insurance coverage required for such compliance. Seller also agrees to provide insurance for all CACI property in Seller's possession against loss or damage resulting from fire or theft, including extended coverage, malicious mischief and vandalism. CACI shall be given at least thirty (30) days advance written notice where possible of cancellation of any such insurance.

B-9 INSPECTION AND TESTING. Buyer shall have the right to inspect and test any of the goods, deliverables or work covered by this Agreement prior to shipment. All materials and work are subject to final inspection and approval by Buyer after delivery, notwithstanding prior payment. It is expressly agreed that payment will not constitute final acceptance.

Buyer, at its option, may either reject any material or work not in conformity with the requirements and terms of this Agreement, or rework the same at Seller's expense. Buyer, upon inspection, may reject the shipment if found to be nonconforming with this Agreement. Rejected material may be returned at Seller's risk and expense at the full invoice price plus applicable handling and transportation charges. No replacement of defective material or work shall be allowed unless specifically approved by Buyer.

Inspection or the waiver of inspection shall not relieve the Seller from full responsibility for furnishing goods, deliverables and work conforming to the requirements of this Agreement, nor prejudice any claim, right, or privilege the Buyer may have because of the use of defective or unsatisfactory goods, deliverables or work.

B-10 WARRANTY. Seller warrants that:
(a) each price for items sold to Buyer under this Agreement is no less favorable than that extended during the term of this Agreement to any other customer for the same or like items in equal or lesser quantities on similar terms and conditions;
(b) it has the right to enter into this Agreement and fully perform all obligations herein undertaken;
(c) the data, information, and other material furnished to the Buyer does not infringe any third-party rights in any U.S. patent, copyright, or trade secrets;
(d) in the performance of this Agreement, it will comply with the provision of all applicable federal, state, and local laws, regulations, rules and orders; and
(e) all goods or deliverables furnished by Seller and any services or installation relating thereto, are of the best quality of their respective kinds and are free of defects in design, workmanship, or material and suitable for their intended purposes. In the event of breach of this warranty, the Seller shall take all necessary action, at Seller's expense, to correct such breach in the most expeditious manner possible. This warranty shall also inure to the benefit of Buyer's customer or user of the goods.

B-11 CHANGES. Buyer may at any time make changes in shipping and packing instructions, quantities, drawings, designs, specifications, place of delivery, and/or delivery schedules of this Agreement, for which an appropriate adjustment to the terms of this Agreement shall be made. Seller agrees to continue performance of the Agreement in accordance with the changes unless the changes materially change the scope of work contemplated by this Agreement.

If any such change causes an increase or decrease in the cost of or the time required for performance of this Agreement, Seller shall notify the Buyer in writing within 30 days of the event that caused the change. Buyer and Seller will negotiate an adjustment in price or schedule reflecting the impact of such change. No such adjustment shall be binding upon Buyer unless approved by a representative of the Seller and an amendment to the Agreement is signed by both parties. Any claim by Seller for such an adjustment shall be deemed waived unless notice of a claim is made in writing within 30 days of the event that caused the change.

B-12 STOP WORK ORDER. Buyer may at any time by written notice to the Seller stop all or any part of the work called for by this Agreement. Upon receipt of such notice, the Seller shall take all reasonable steps to eliminate the incidence of cost during the period of work stoppage.

B-13 PACKING, MARKING, SHIPPING AND DELIVERY. Time is of the essence in making deliveries under this Agreement. Adequate scheduling of shipment of goods or deliverables shall be made by Seller, to insure that delivery dates included within this Agreement are met. If the delivery schedule is endangered for any reason other than Buyer's fault, Seller will, at its expense, ship by express or air shipment or by the most expeditious means available to satisfy the delivery schedule.

All goods or deliverables, which includes reports, data, etc. must be packaged in accordance with good commercial practice in a manner sufficient to ensure arrival in an undamaged condition, and shipped at the most advantageous rate unless otherwise authorized in writing by the Buyer. Any expense in excess of the most advantageous rate will be charged to the Seller. Unless otherwise specified, delivery shall be F.O.B. destination and Seller shall bear the expense and risk of loss until such items are tendered at such destination. Seller shall be responsible to Buyer for any and all damages incurred by Buyer, as a result of, or caused by, improper packing, packaging,

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

handling, shipping or otherwise.

B-14 SETOFF. Seller agrees that Buyer has the right to setoff against any amounts which may become payable by Buyer to Seller under this Agreement or otherwise any amounts which Seller may owe to Buyer whether arising under this Agreement or otherwise.

B-15 TERMINATION. Buyer reserves the right to terminate this Agreement in whole or in part at any time upon Buyer's written notification to Seller:
(a) for any reason at Buyer's convenience. Under this paragraph, Buyer's liability is limited: (i) to pay the prorated cost of the work completed for software or services; or (ii) to pay for the cost of the existing "finished goods" inventory for hardware. The payment for inventory shall not exceed an amount required to fulfill scheduled deliverables for the next thirty days following notice of termination. Buyer has no liability for inventory that is readily useable or resalable; or
(b) for any default by Seller; or
(c) for Seller becoming subject to any proceeding under state or federal law for the relief of debtors or otherwise become insolvent, or bankrupt, or makes assignments for the benefit of creditors.

In the event of termination under (b) or (c) above, Buyer shall have no liability to Seller. Further, Buyer may procure or otherwise obtain, upon such terms and in such manner as Buyer may deem appropriate, supplies or services similar to those terminated. Seller, subject to the exceptions set forth in B-18 below, shall be liable to Buyer for any excess costs of such similar supplies or services.

In the event of termination for any other reason, Buyer may further notify Seller that all right, title and interest in and to all or any portion of materials acquired by Seller for the performance of this Agreement, work-in-progress, and/or completed items specified in such notice shall pass immediately to Buyer upon payment thereof. Buyer shall have the right to enter upon the premises where such property may be located and take possession thereof.

B-16 PATENTS, COPYRIGHT, TRADEMARK AND DATA INDEMNITY. Seller agrees to indemnify and save harmless the Buyer, its officers, employees, agents, representatives, or any of its customers buying or using the goods or deliverables specified herein from any loss, damage, or injury arising out of a claim or suit at law or equity for actual or alleged misappropriation of trade secrets, or infringement of copyrights, trademarks or patents, by reason of the buying, selling, or using the goods or deliverables supplied under this Agreement, and will assume the defense of any and all suits and will pay all cost and expenses incidental thereto.

B-17 RIGHTS IN DEVELOPMENT. This clause shall apply if the work includes services for the development of intellectual property including, without limitation, the design, modification or development of hardware, software or methodologies, which services are paid for by Buyer, whether itemized separately or included in the price for one or more of the items to be furnished.

Seller shall disclose and hereby assigns to Buyer any and all inventions, improvements, or developments, each whether patentable or not, which it may make or assist in making in the course of such development. Seller assigns to Buyer all patents and applications for patents in connection with any such invention, improvement or development, and agrees to do all acts and to execute all instruments which Buyer may reasonably request in furtherance thereof.

Seller shall cause every appropriate person employed by or associated with it to enter into an agreement under which such person shall disclose and assign to Seller or Buyer all inventions and execute all papers and do all acts reasonable deemed necessary by Seller or Buyer relative to assignment and patent protection of such inventions.

Seller shall transmit to Buyer all information, ideas, results, and data developed by Seller as a result of developmental work contemplated hereunder. This material shall become the exclusive property of Buyer, and shall likewise be regarded by Seller as Confidential Information, subject to the provisions of Clause B-3 above.

B-18 WORK ON BUYER'S OR CUSTOMER'S PREMISES. If Seller's work under this Agreement involves operations by Seller on the premises of the Buyer or its Customers, Seller shall take all necessary precautions to prevent the occurrence of any injury to person or property during the progress of such work and, except to the extent that any such injury is due solely and directly to the Buyer's or its customer's negligence, shall indemnify Buyer against all claims demands, liability or loss which may result in any way from any act or omission of Seller, its agents, employees, or subcontractors and shall maintain such Public Liability, Property Damage and Employer's Liability and Compensation Insurance as will protect Buyer from said risks and from any claims under any applicable Workmen's Compensation and similar Acts.

B-19 FORCE MAJEURE. Neither Buyer nor Seller shall not be responsible for delays or failures in its performance resulting from acts or omissions beyond its reasonable

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

control provided, however, that if Seller's delays or failures are caused by the delay or failure of its subcontractor or supplier, such delay or failure must arise out of causes beyond the control of both Seller and its subcontractor or supplier.

B-20 ASSIGNMENT AND SUBCONTRACTING. Seller shall not assign or in any manner transfer its interests or any part thereof in this Agreement. Seller agrees not to subcontract for any materials, supplies and/or services required by this Agreement without the prior written approval of Buyer.

B-21 WAIVER. The failure of either party to insist on performance of any provision of this Agreement shall not be construed as a waiver of that provision in any other instance.

B-22 ORDER OF PRECEDENCE. In the event of any ambiguity or inconsistency in this Agreement, unless otherwise provided herein, the inconsistency or ambiguity shall be resolved by giving precedence in the following order to the various documents making up this Agreement.

1. CACI General Terms and Conditions
2. Federal Acquisition Regulation when applicable
3. The provisions of the Prime Contract

B-23 IMMIGRATION. Seller warrants that any of its employees assigned to work at CACI will have completed Form I-9 evidencing his or her legal right to be employed by Seller in the United States.

B-24 FOREIGN SOURCES. In the event that the Seller anticipates soliciting foreign source(s) for any work under this Agreement which may require access to any equipment/technical data which is controlled by either the Arms Export Control Act or the Export Administration Act of 1979 (as amended), the Seller shall notify Buyer fifteen (15) business days before either applying for an export license under ITAR (International Traffic in Arms Regulation), 22 CFR 121-128, or before solicitation of the foreign source(s), whichever shall occur first. This notification shall include detailed description of the data/equipment to be exported and a copy of the application for an export license, if such application has been made. This notification to Buyer shall not be construed as an application for an export license, nor shall it in any way be interpreted to impede the Seller's right to apply for an export license. However, if the Government agency to whom Seller submits such application disapproves the Seller's application, the Seller will so notify the Buyer.

B-25 FOREIGN NATIONALS. For purposes of this clause, foreign nationals are all persons not citizens of, or immigrant aliens to, the United States. Nothing in this clause is intended to waive or modify any statutory requirement or any requirement imposed by any other U.S. Government agency with respect to employment of foreign nationals or export control. The Seller acknowledges that equipment/technical data generated or delivered in performance of this Agreement may be controlled by the International Traffic in Arms Regulation (ITAR) 22 CFR 121-128, and may require an export license before assigning any foreign national to perform work under this Agreement or before granting access to foreign nationals to any equipment/technical data generated or delivered in performance of this Agreement (See 22 CFR 125.03 in this regard). The Seller agrees to notify Buyer fifteen (15) business days prior to assigning or granting access to a foreign national to any work, equipment or technical data generated or delivered in performance of this Agreement, which is controlled by either the Arms Export Control Act or the Export Administration Act of 1979, as amended. This notification will include the name and country of origin of the foreign national, the specific work, equipment or data to which the person will have access, and whether the foreign national is cleared to have access to technical data (Reference: Section 3 of DOD 5220.22-M, "Industrial Security Manual for Safeguarding Classified Information").

The Seller also agrees that, in addition to the procedures established by ITAR, the following legend shall be placed on all technical data generated or delivered in performance of this Subcontract which is controlled by either the Arms Export Control Act or the Export Administration Act of 1979, as amended:

WARNING
This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751, et seq.) or the Export Administration Act of 1979, as amended, Title 50, U.S.C., App. 2401, et seq. Violations of these export laws are subject to severe criminal penalties. Disseminate in accordance with the provisions of AFR 80-34.

The above requirements shall not be construed as an application for an export license nor shall they in any way be interpreted to impede the Seller's right to apply for an export license. However, if the Government agency to whom Seller submits such application disapproves the Seller's application, the Seller will so notify the Buyer.

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST

B-26 CHOICE OF LAW. Irrespective of the place of performance, this Agreement will be construed and interpreted according to the federal common law of government contracts as enunciated and applied by federal judicial bodies, boards of contract appeals, and quasi-judicial agencies of the federal government. To the extent that the federal common law of government contracts is not dispositive, the laws of the Commonwealth of Virginia, exclusive of its choice of law provisions.

B-27 ACCEPTABLE USE POLICY. CACI'S ELECTRONIC COMMUNICATIONS SYSTEMS. "Electronic Communications" are all forms of digital communications, including transmissions of text and digital images (e-mail, internet, intranet, etc.), in addition to voice communications on the telephone.

"Direct Access" is any usage of CACI's electronic communications systems other than access that is already available to the general public.

Seller must obtain written approval from CACI's Program Manager prior to directly accessing any of CACI's electronic communications systems, including e-mail, internet, intranet, telephone and voicemail systems. Any Seller personnel that will directly access CACI's electronic communications systems must sign an agreement that such usage will be subject to CACI's Electronic Communications Policy governing employee usage.

Breach of any of the terms stated herein may result in termination of this Agreement and/or nonpayment to the Seller for portions of the work determined by the Buyer to be of a personal, non-business nature.

SECTION C -ADDITIONAL DEFINITIONS

The following definitions are added to CACI's General Terms and Conditions and apply unless otherwise specifically stated:
C-1 "Government" - the Government of the United States.
C-2 "FAR" - the Federal Acquisition Regulation.
C-3 "Contracting Officer" - the Government Contracting Officer(s) for the Prime Contract, or authorized representative.

SECTION D - GOVERNMENT CLAUSES

In the event the goods, deliverables and/or services covered by this Agreement are to be used in whole or in part for the performance of contracts governed by specific rules and regulations of the Federal Government, the following clauses are incorporated herein by reference and shall predominate in the event of conflict with any other provision of this Agreement unless specifically noted. The referenced clauses are set forth or referred to in the FAR and can be found in full text at http://www.acquisition.gov/far/farqueryframe.html. In order to make the context of these clauses applicable to this Agreement, the term "Contractor" in all such clauses shall mean "Seller", the term "Contract" in all such clauses shall mean this "Agreement", and the term "Contracting Officer" shall mean "Buyer" unless otherwise specified.

D-1 GOVERNMENT PROPERTY. This clause is incorporated into any subcontracts involving the use of Government Property: The performance of this contract may involve the subcontractor's use of Government property. Any Government Property issues arising under this subcontract, including the proper recording, administration, and disposition of Government Property, shall be coordinated through CACI's Government Property Administrator (Robert Taylor-703-679-.3827).

Definitions:
"Government Property," means all property owned by or leased to the Government or acquired by the Government under the terms of the contract. It includes both Government-furnished property and contractor-acquired property.
"Contractor-acquired property," means property acquired or otherwise provided by the contractor (or subcontractor) for performing the contract and to which the Government has title. Includes any materials, equipment, etc. that are purchased by the subcontractor under a cost-reimbursement, time and materials, or a fixed price contract (with contract financing).
"Government-furnished property," means property in the possession of, or directly acquired by, the Government and subsequently made available to the contractor (or subcontractor).

D-2 FAR and DFARS CLAUSES APPLICABLE TO THIS PURCHASE ORDER:

52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note).
52.203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Section 1553 of Pub. L. 111-5). Applies to subcontracts funded under the Act.
52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000

Order To: COGILITY SOFTWARE CORPORATION
111 N MARKET STREET
SUITE 888
SAN JOSE, CA 95113

VN024121

Contact: Matthew Ghourdjian Ph: 949-223-1702

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
08/22/11	FENTON, LORI M	NET 30	DESTINATION	PXXNXF	2-Day	PM DCGS - Kailyn Bloom

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	ORDER QUANTITY	NET UNIT COST	EXTENDED COST
	for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities. 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246). 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212(a)); 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793). 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). (viii) 52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)). 52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)). 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a). 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375). 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631). 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).							

We/I acknowledge receipt of your Purchase Order. We/I agree to comply with these instructions and hereby accept the conditions, agreements and terms stated within this Purchase Order and in the attachments hereto.

By ______________________ [signature]
Seller's Authorized Representative

Print Name MATTHEW GHOURDJIAN Date 8/22/11

Bill To:
CACI Technologies, Inc.
1100 North Glebe Road
Attention: ACCOUNTS PAYABLE
Arlington, VA 22201

PO Total Amt: $700,000.00

8/24/11

Lori Fenton
Authorized Signature(s)